UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 24, 2023

Date of Report (Date of earliest event reported)

STAFFING 360 SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37575	68-0680859
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

757 Third Avenue

27th Floor

New York, NY 10017

(Address of principal executive offices)

(646) 507-5710

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	STAF	NASDAQ

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 24, 2023, Staffing 360 Solutions, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”). As of the close of business on September 5, 2023, the record date for the Special Meeting, there were (i) 4,851,020 shares of common stock, par value $0.00001 per share (the “Common Stock”) outstanding and entitled to vote on the proposals described below, and (ii) 9,000,000 shares of Series H Convertible Preferred Stock outstanding and entitled to vote on an “as converted” basis on the proposals described below, representing voting power equal to 350,004 shares of Common Stock. The proposals below are described in further detail in the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on September 26, 2023, as supplemented by the supplements on Schedule 14A to the Definitive Proxy Statement filed with the SEC on each of September 29, 2023 and October 12, 2023 (together, the “Proxy Statement”).

At the Special Meeting, the proposals set forth below were submitted to a vote of the Company’s stockholders. The final voting results are as follows:

1.	To authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of Common Stock underlying certain warrants issued by the Company pursuant to that certain Inducement Letter, dated as of September 1, 2023, by and between the Company and the investor named on the signatory page thereto, and the Engagement Agreement between the Company and H.C. Wainwright & Co., LLC, dated as of January 4, 2023, as amended on January 19, 2023, in an amount equal to or in excess of 20% of the Company’s Common Stock outstanding immediately prior the issuance of such warrants (the “Issuance Proposal”).

For	Against	Abstain
1,461,497	1,245,691	2,872

2.	To approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Issuance Proposal.

For	Against	Abstain
1,461,248	1,239,383	9,429

For more information about the foregoing proposals, see the Proxy Statement, the relevant portions of which are incorporated herein by reference. The results reported above are final voting results. No other matters were considered or voted upon at the Special Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2023	STAFFING 360 SOLUTIONS, INC.

	By:	/s/ Brendan Flood
Brendan Flood
Chairman, President and Chief Executive Officer